UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 29, 2014

Date of Report (Date of Earliest Event Reported)

ALLERGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2525 Dupont Drive

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(714) 246-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 29, 2014, Allergan, Inc. (“Allergan”) issued a press release regarding a statement issued by Allergan’s Board of Directors addressing recent market speculation regarding Allergan. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 29, 2014, Allergan also issued a press release announcing U.S. Food and Drug Administration approval of OZURDEX® (dexamethasone intravitreal implant) 0.7 mg, a sustained-release biodegradable steroid implant, for the treatment of diabetic macular edema. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Allergan, Inc. Board of Directors statement press release dated September 29, 2014

99.2	Allergan, Inc. FDA approval press release dated September 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: September 29, 2014

	By:	/s/ Matthew J. Maletta
	Name:	Matthew J. Maletta
	Title:	Vice President,
Associate General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit

99.1	Allergan, Inc. Board of Director statement press release dated September 29, 2014

99.2	Allergan, Inc. FDA approval press release dated September 29, 2014